UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 2, 2003

ONLINE GAMING SYSTEMS, LTD.

(Exact name of registrant as specified in its charter)

Delaware	0-27256	13-3858917
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

388 President Street, Saddle Brook, NJ 07663

 (Address of Principal Executive Office) (Zip Code)

(973) 246-9114

(Issuer’s telephone number, including area code)

5 Erie Street, Garfield, NJ 07026

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)

Resignation of Registrant’s Certifying Accountant

(i)

On December 2, 2003, Moore Stephens, P.C. confirmed to the Registrant in writing that the client-auditor relationship between the Registrant and Moore Stephens, P.C. had ceased.  This was a result of the Registrant becoming dormant in May 2003 and selling its assets to its major creditor in July 2003.

(ii)

The last audit report issued by Moore Stephens, P.C. before its resignation as the Registrant’s independent registered public accounting firm in 2003 was the consolidated financial statements of the Registrant for the Registrant’s fiscal year ended December 31, 2002.  This audit report was issued on February 28, 2003 and Moore Stephens, P.C.’s opinion was modified as to the uncertainty of the Registrant to continue as a going concern.  Moore Stephens, P.C. did not issue any reports on the Registrant’s consolidated financial statements in the period of its resignation, from December 2, 2003 to April 2, 2007.  See paragraph (b), below.

(iii)

Moore Stephens, P.C.’s resignation was acquiesced in by the Registrant’s Management and Board of Directors.

(iv)

In connection with the audit of the Registrant’s consolidated financial statements for the year ended December 31, 2002 and during any subsequent interim periods, there have been no disagreements with Moore Stephens, P.C. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to the satisfaction of Moore Stephens, P.C. would have caused Moore Stephens, P.C. to make reference to the subject matter of the disagreements in connection with their report.

(b)

Engagement of New Certifying Accountant

(i)

On April 2, 2007, the Registrant engaged Moore Stephens, P.C. as its independent registered public accounting firm to audit the Registrant’s financial statements for the fiscal years ended December 31, 2003, 2004, 2005, 2006 and thereafter.  During the fiscal years ended December 31, 2006 and 2005, and the subsequent interim period prior to engaging this independent registered public accounting firm, neither the Registrant nor someone on its behalf consulted the newly engaged firm regarding application of accounting principles to a specified completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant’s financial statements.

The Registrant has requested that Moore Stephens, P.C. furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the Moore Stephens, P.C. letter to the Securities and Exchange Commission, dated October 24, 2007, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Exhibits

Exhibit 16.1

Letter of Moore Stephens, P.C. regarding its agreement with statements by the Registrant in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 29, 2007

ONLINE GAMING SYSTEMS, LTD.

By:	/s/ Richard Dunning
RICHARD DUNNING
President

INDEX TO EXHIBITS

Exhibit 16.1

Letter of Moore Stephens, P.C. regarding its agreement with statements by the Registrant in this Form 8-K.